AMENDMENT NO. 11

TO THE

THIRD AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, T, SERIES II SHARES, CASH RESERVE

SHARES and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The 3rd Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2016, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, effective April 30, 2018, as follows:

WHEREAS, the parties desire to amend the Plan to change the name of Invesco Global Health Care Fund to Invesco Health Care Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds), and Invesco V.I. Global Health Care Fund to Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds);

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Floating Rate Fund	Class A Class C Class R Class T	0.25 0.50 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 0.75 0.50 0.25	% % % %

Invesco Global Real Estate Income Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Low Volatility Equity Yield Fund	Class A Class C Class R Investor Class T	0.25 0.75 0.50 0.25 0.25	% % % % %	0.25 0.25 0.25 0.25 0.25	% % % % %	0.25 1.00 0.50 0.25 0.25	% % % % %

Invesco Short Duration High Yield Municipal Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Strategic Real Return Fund	Class A	0.25%		0.25%		0.25%

	Class C Class R Class T	0.75 0.50 0.25	% % %	0.25 0.25 0.25	% % %	1.00 0.50 0.25	% % %

Portfolio	Share Class	Maximum Distribution Amount*		Maximum Shareholder Services Amount		Maximum Aggregate Reimbursable Amount

Invesco American Franchise Fund	Class T	0.25%		0.25%		0.25%

Invesco California Tax-Free Income Fund	Class T	0.25%		0.25%		0.25%

Invesco Equally-Weighted S & P 500 Fund	Class T	0.25%		0.25%		0.25%

Invesco Equity and Income Fund	Class T	0.25%		0.25%		0.25%

Invesco Growth and Income Fund	Class T	0.25%		0.25%		0.25%

Invesco Pennsylvania Tax Free Income Fund	Class T	0.25%		0.25%		0.25%

Invesco S & P 500 Index Fund	Class T	0.25%		0.25%		0.25%

Invesco Small Cap Discovery Fund	Class T	0.25%		0.25%		0.25%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Charter Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Diversified Dividend Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Summit Fund	Class A Class C Class P Class S Class T	0.25 0.75 0.00 0.00 0.25	% % % % %	0.25 0.25 0.10 0.15 0.25	% % % % %	0.25 1.00 0.10 0.15 0.25	% % % % %

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco European Small Company Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Core Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Small Company Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Small Cap Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Alternative Strategies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement Now Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2020 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2030 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2040 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2050 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Conservative Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Global Low Volatility Equity Yield Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Growth Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

AIM Growth Series (Invesco Growth Series) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Income Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Mid Cap Core Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Moderate Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Multi-Asset Inflation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Small Cap Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Convertible Securities Fund	Class T	0.25%		0.25%		0.25%

Invesco Peak Retirement™ 2015 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2020 Fund	Class A Class C Class R	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Peak Retirement™ 2025 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Growth Series (Invesco Growth Series) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Peak Retirement™ 2030 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2035 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2040 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2045 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2050 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2055 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2060 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2065 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ Now Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Quality Income Fund	Class T	0.25%		0.25%		0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco European Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Opportunities Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Small & Mid Cap Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Responsibility Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Companies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Core Equity Fund	Class A Class C Class R Investor Class T	0.25 0.75 0.50 0.25 0.25	% % % % %	0.25 0.25 0.25 0.25 0.25	% % % % %	0.25 1.00 0.50 0.25 0.25	% % % % %

Invesco International Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Select Opportunities Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Commodity Strategy Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Greater China Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Developing Markets Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Emerging Markets Flexible Bond Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Emerging Markets Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Endeavor Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Health Care Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Global Infrastructure Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Market Neutral Fund	Class A	0.25%		0.25%		0.25%

	Class C Class R Class T	0.75 0.50 0.25	% % %	0.25 0.25 0.25	% % %	1.00 0.50 0.25	% % %

Invesco Macro Allocation Strategy Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Targeted Returns Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Investment Funds (Invesco Investment Funds) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Long/Short Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Low Volatility Emerging Markets Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco MLP Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Multi-Asset Income Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Select Companies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco World Bond Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Pacific Growth Fund	Class T	0.25%		0.25%		0.25%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R Class T	0.50 0.25	% %	0.25 0.25	% %	0.50 0.25	% %

Invesco Global Real Estate Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Government Money Market Fund	Class C Cash Reserve Shares Class R Class T	0.65 0.15 0.40 0.25	% % % %	0.25 0.15 0.25 0.25	% % % %	0.90 0.15 0.40 0.25	% % % %

Invesco High Yield Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Real Estate Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Short Duration Inflation Protected Fund	Class A Class A2 Class T	0.25 0.15 0.25	% % %	0.25 0.15 0.25	% % %	0.25 0.15 0.25	% % %

Invesco Short Term Bond Fund	Class A Class C Class R Class T	0.15 0.40 0.50 0.25	% % % %	0.15 0.25 0.25 0.25	% % % %	0.15 0.65 0.50 0.25	% % % %

Invesco U.S. Government Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Dividend Income Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Energy Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Gold & Precious Metals Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Technology Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Value Opportunities Fund	Class R Class T	0.50 0.25	% %	0.25 0.25	% %	0.50 0.25	% %

Invesco American Value Fund	Class T	0.25%		0.25%		0.25%

Invesco Comstock Fund	Class T	0.25%		0.25%		0.25%

Invesco Mid Cap Growth Fund	Class T	0.25%		0.25%		0.25%

Invesco Small Cap Value Fund	Class T	0.25%		0.25%		0.25%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Limited Term Municipal Income Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Tax-Exempt Cash Fund	Class A Class T	0.10 0.25	% %	0.10 0.25	% %	0.10 0.25	% %

Invesco High Yield Municipal Fund	Class T	0.25%		0.25%		0.25%

Invesco Intermediate Term Municipal Income Fund	Class T	0.25%		0.25%		0.25%

Invesco Municipal Income Fund	Class T	0.25%		0.25%		0.25%

Invesco New York Tax Free Income Fund	Class T	0.25%		0.25%		0.25%

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco Premier Portfolio	Personal Investment Class	0.55%	0.25%	0.55%

	Private Investment Class	0.30%	0.25%	0.30%

	Reserve Class	0.87%	0.25%	0.87%

	Resource Class	0.16%	0.16%	0.16%

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. American Value Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Plus Bond Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Health Care Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Government Money Market Fund	Series II	0.25%	0.25%	0.25%

Invesco V. I. Government Securities Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Managed Volatility Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Mid Cap Growth Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. S&P 500 Index Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Small Cap Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Technology Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Value Opportunities Fund	Series II	0.25%	0.25%	0.25%

Invesco Management Trust

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Conservative Income Fund	Class A	0.10%		0.10%		0.10%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Government & Agency Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Invesco Liquid Assets Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.20	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %

Invesco STIC Prime Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Invesco Tax-Free Cash Reserve Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Invesco Treasury Obligations Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Invesco Treasury Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %”

Notes

*	Distribution Fees may also include Asset Based Sales Charges